SUBSEQUENT EVENT	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENT
24.  SUBSEQUENT EVENT

During October 2013, the Company obtained two short-term bank loans from Agricultural Bank of China of $4.9 million and $6.5 million, respectively. Both bank loans have a term of one year, with an interest rate of 5.50% per annum. Both bank loans were guaranteed by all the Wujiang Luxiang Shareholders. The net proceeds from the bank borrowings will be mainly used to finance the Company's direct loan business. During October 2013, the Company repaid bank borrowings of $10.6 million to Agricultural Bank of China.

24.	SUBSEQUENT EVENT

During 3 months ended March 31, 2013, the Company was involved in one new lawsuit, which is related to loan business. The Company is the plaintiff asking for the recovery of delinquent loans to customers. This case with a claim of $79,257 has been adjudicated by the court in favor of the Company and is in the process of enforcement.